Exhibit 24(a)

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ Carol S. Eicher
Carol S. Eicher

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ William F. Austen
William F. Austen

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ James T. Hale
James T. Hale

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ H. Chris Killingstad
H. Chris Killingstad

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2009.

/s/ Steven A. Sonnenberg
Steven A. Sonnenberg

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ Jeffrey A. Balagna
Jeffrey A. Balagna

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 2009.

/s/ David Mathieson
David Mathieson

TENNANT COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENNANT COMPANY, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Heidi M. Hoard and Kristin Stokes, and each or any of them, the undersigned’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of the Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the Commission”) in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred stock and common stock of the Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorney(s)-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of July, 2009.

/s/ Stephen G. Shank
Stephen G. Shank